UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2012

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

(858) 202-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Earlier today, Illumina, Inc. issued a press release relating to the unsolicited proposal received from Roche Holding AG, which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated January 24, 2012

99.2	Letter to Illumina Employees Concerning Illumina’s Receipt of Unsolicited Proposal from Roche

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

By:	/s/ Christian G. Cabou
Name: Christian G. Cabou
Title: Senior Vice President & General Counsel

Date: January 24, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 24, 2012

99.2	Letter to Illumina Employees Concerning Illumina’s Receipt of Unsolicited Proposal from Roche